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                                                                   EXHIBIT 10.17

                              RYKOFF-SEXTON, INC.
                        1993 DIRECTOR STOCK OPTION PLAN

        1. PURPOSE. The purpose of the Rykoff-Sexton, Inc. 1993 Director Stock Option Plan (the "Plan") is to advance the interests of Rykoff-Sexton, Inc. (the "Company") and its shareholders by encouraging increased share ownership by members of the Board of Directors of the Company (the "Board") who are not employees of the Company or any of its subsidiaries, in order to promote long-term shareholder value through continuing ownership of the Company's common stock.

        2. ADMINISTRATION. The plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described hereto) to prescribe the form of the agreement embodying awards of nonqualified stock options made under the Plan ("Options"). The Board shall, subject to the provisions of the Plan, grant Options under the Plan and shall have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decisions of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or any other officer of the Company to execute and deliver documents on behalf of the Board. No member of the Board shall be liable for anything done or omitted to be done by him or by any other member of the Board in connection with the Plan, except for his own willful misconduct or as expressly provided by statute.

        3. PARTICIPATION. Each member of the Board who is not an employee of the Company or any of its subsidiaries (a "Non-Employee Director") shall be eligible to receive an Option in accordance with Paragraph 5 below.

        4.  AWARDS UNDER THE PLAN.

                (a) Awards under the Plan shall include only Options, which are rights to purchase common stock of the Company having a par value of $0.10 per share (the "Common Stock"). Such Options are subject to the terms, conditions and restrictions specified in Paragraph 5 below.
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                (b) There may be issued under the Plan pursuant to the exercise of Options an aggregate of not more than 100,000 shares of Common Stock, subject to adjustment as provided in Paragraph 6 below. If any Option is cancelled, terminates or expires unexercised, in whole or in part, any shares of Common Stock that would otherwise have been issuable pursuant thereto will be available for issuance under new Options.

                (c) A Non-Employee Director to whom an Option is granted (and any person succeeding to such a Non-Employee Director's rights pursuant to the Plan) shall have no rights as a shareholder with respect to any Common Stock issuable pursuant to any such Option until the date of the issuance of a stock certificate to him for such shares. Except as provided in Paragraph 6 below, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

        5. NONQUALIFIED STOCK OPTIONS. Each Option granted under the Plan shall be evidenced by an agreement in such form as the Board shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions:

                (a) The Option exercise price shall be the "Fair Market Value" (as herein defined) of the Common Stock subject to such Option on the date the Option is granted. Fair Market Value shall be the closing sales price of a share of Common Stock on the date of grant as reported on the New York Stock Exchange Composite Transactions Tape or, if the New York Stock Exchange is closed on that date, on the last preceding date on which the New York Stock Exchange was open for trading, but in no event will such Option exercise price be less than the par value of the Common Stock.

                (b) Each Non-Employee Director shall receive, as of the date of the adoption of the Plan by the Board, a one-time only Option for 5,000 shares of Common Stock (the "the One-Time Option"); provided, however, that the One-Time Option shall be granted only to those directors who are elected to new terms at the 1993 Annual Meeting of Stockholders or whose terms of office will continue after such meeting. In addition, for each year beginning in 1993, on the date of the annual meeting of shareholders of the Company, each Non-Employee Director shall automatically receive an Option for 1,000 shares of Common Stock (the "Annual Option").

                (c) The Option shall not be transferable by the optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable during his lifetime only by him.

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                (d)   Options shall not be exercisable;

                      (i) before the expiration of one year from the date it is granted and after the expiration of ten years from the date it is granted, and (A) the One-Time Option may be exercised during such period as follows: one-third (33 1/3%) of the total number of shares covered by the One-Time Option shall become exercisable each year beginning with the first anniversary of the date it is granted, and (B) the Annual Option shall become exercisable in full upon the first anniversary of the date it is granted; provided that a Non-Employee Director who does not stand for re-election to the Board may exercise any otherwise unexercisable Annual Options beginning on the date such director's successor is elected and qualified, subject to all of the other terms and conditions of such Annual Options. Notwithstanding anything to the contrary herein, an Option shall automatically become immediately exercisable in full upon the death of a Non-Employee Director;

                      (ii) unless payment in full is made for the shares of Common Stock being acquired thereunder at the time of exercise; such payment shall be made in United States dollars by cash or check; or in lieu thereof, by tendering to the Company Common Stock owned by the person exercising the Option and having a Fair Market Value equal to the cash exercise price applicable to such Option, or by a combination of United States dollars and Common Stock as aforesaid; and

                      (iii) unless the person exercising the Option has been at
                all times during the period beginning with the date of grant of the Option and ending on the date of such exercise, a Non-Employee Director of the Company, except that

                            (A) if such person shall cease to be such a Non-Employee Director for reasons other than death, while holding an Option that has not expired and has not been fully exercised, such person may, at any time within three years of the date he ceased to be a Non-Employee Director (but in no event after the Option has expired under the provisions of subparagraph 5(d)(i) above), exercise the Option with respect to any Common Stock as to which he could have exercised on the date he ceased to be such a Non-Employee Director; or


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                             (B)  If any person to whom an Option has been
                     granted shall die holding an Option that has not expired and has not been fully exercised, his executors, administrators, heirs or distributees, as the case may be, may, at any time within one year after the date of such death (but in no event after the Option has expired under the provisions of subparagraph 5(d)(i) above), exercise the Option with respect to any shares subject to the Option.

                (e) If, on any date on which Options are automatically granted, the number of shares of Common Stock remaining available under the Plan is insufficient for the grant to each Non-Employee Director of Options to purchase 1,000 shares of Common Stock, then Options to purchase a proportionate amount of such available number of shares of Common Stock (rounded to the nearest whole share) shall be granted to each Non-Employee Director.

        6. DILUTION AND OTHER ADJUSTMENTS. In the event of any change in the outstanding Common Stock of the Company by reason of any stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination or exchange of shares, a sale by the Company of all or part of its assets, any distribution to shareholders other than a normal cash dividend, or other extraordinary or unusual event, the number or kind of shares that may be issued under the Plan pursuant to subparagraph 4(b) above, and the number or kind of shares subject to, and the Option price per share under, all outstanding Options shall be automatically adjusted so that the proportionate interest of the participant shall be maintained as before the occurrence of such event; such adjustment in outstanding Options shall be made without change in the total Option exercise price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Option exercise price per share, and such adjustment shall be conclusive and binding for all purposes of the Plan.

        7.   MISCELLANEOUS PROVISIONS

                (a) Except as expressly provided for in the Plan, no Non-Employee Director or other person shall have any claim or right to be granted an Option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Non-Employee Director any right to be retained in the service of the Company.

                (b) A participant's rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a participant's death, by will or the laws of descent and distribution), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any

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        other manner, and no such right or interest of any participant in the
        Plan shall be subject to any obligation or liability of such participant.

                (c) Common Stock shall not be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign securities, securities exchange and other applicable laws and requirements.

                (d) It shall be a condition to the obligation of the Company to issue Common Stock upon exercise of an Option, that the participant (or any beneficiary or person entitled to act under subparagraph 5(d)(iii)(B) above) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue such Common Stock.

                (e)   The expenses of the Plan shall be borne by the Company.

                (f) By accepting any Option or other benefit under the Plan, each participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company or the Board.

                (g) The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Options hereunder or any Common Stock issued pursuant hereto as may be required by Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, or any other applicable statute, rule or regulation.

        8. AMENDMENT OR DISCONTINUANCE. The Plan may be amended at any time and from time to time by the Board as the Board shall deem advisable; provided, however, that no amendment shall become effective without shareholder approval if such shareholder approval is required by law, rule or regulation. No amendment of the Plan shall materially and adversely affect any right of any participant with respect to any Option theretofore granted without such participant's written consent.

        9. TERMINATION. This Plan shall terminate upon the earlier of the following dates or events to occur:

                (a) upon the adoption of a resolution of the Board termination the Plan; or

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                (b)   ten years from the date the Plan is initially approved and adopted by the shareholders of the Company.

        No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his consent, under any Option theretofore granted under the Plan.

        10. EFFECTIVE DATE OF PLAN. The Plan will become effective on the date that it is approved by the affirmative vote of the holders of a majority of the shares of Common Stock entitled to notice of and to vote at the Company's 1993 Annual Meeting of Stockholders.


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                            FIRST AMENDMENT TO THE
                              RYKOFF-SEXTON, INC
                        1993 DIRECTOR STOCK OPTION PLAN

        THIS AMENDMENT is made effective as of October 1, 1994, by RYKOFF-SEXTON INC., a Delaware corporation (the "Company"), with respect to the Rykoff-Sexton, Inc. 1993 Director Stock Option Plan (the "Plan").

                                   RECITALS:
                                   --------

        WHEREAS, by an instrument in writing effective as of the date of the Company's 1993 Annual Meeting and entitled "Rykoff-Sexton, Inc. 1993 Director Stock Option Plan", the Company did create and establish the Plan for the benefit of the members of its Board of Directors (the "Board");

        WHEREAS, Section 8 of the Plan provides for the amendment thereof by the Board in the manner and upon the terms and conditions therein recited;

        WHEREAS, the Board has been advised by counsel that it would be advisable to amend the Plan to facilitate compliance with an amendment to Rule 16b-3 that was adopted by the Securities and Exchange Commission in Exchange Release Number 28869; and

        Whereas, the Board has also been advised by counsel that such amendment may be adopted without shareholder approval;

        NOW, THEREFORE, in accordance with the provisions of the Plan and as provided for thereby, the Plan is hereby amended in the following manner:

        1. Effective October 1, 1994, Section 8 is hereby revoked and a new Section 8 is hereby adopted in lieu thereof, reading as follows:

             8. Amendment or Discontinuance. The Plan may be amended at any time and from time to time by the Board as the Board shall deem advisable; provided, however that:

                (a) no amendment shall become effective without shareholder approval if such shareholder approval is required by law, rule or regulation;

                (b) no amendment shall materially and adversely affect any right of any participant with respect to any Option theretofore granted, without such participant's written consent; and


                (c) the following Plan provisions shall not be amended more than once every six (6) months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act or the rules thereunder:

                        (i) those designating the categories of individuals eligible to participate;

                        (ii) those stating the amount and price of securities to be awarded; and

                        (iii)   those specifying the timing of awards.

        2. Save as herein expressly amended, all of the terms and covenants of, and Options awarded under the Plan shall remain in full force and effect.

        The Secretary of the Company hereby certifies that this Amendment was duly adopted by the Board on the __ day of ____________, 1994.


                                                By:
                                                   ----------------------------
                                                Neil I. Sell, Secretary